Exhibit 10.7

Execution Version

SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT
AND REPLACEMENT OF EQUITY OFFSET AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND REPLACEMENT OF EQUITY OFFSET AGREEMENT (“Amendment”) is dated to be effective as of the ______ day of May , 2019 (“Effective Date”), by and between: (a) MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent (“Administrative Agent”); (b) the undersigned lenders (collectively, the “Lenders”) which are parties to the Credit Agreement; (c) GPB PRIME HOLDINGS, LLC (“GPB Prime”) and AUTOMILE PARENT HOLDINGS, LLC (“Parent Holdings Guarantor”), each a Delaware limited liability company (collectively, the “Guarantors”); and (d) AUTOMILE HOLDINGS, LLC (“Automile Holdings”), AUTOMILE TY HOLDINGS, LLC (“Automile TY”), and AMR REAL ESTATE HOLDINGS, LLC (“AMR RE”), each a Delaware limited liability company, and their undersigned Subsidiaries signing this Amendment as a “Borrower” (together with Automile Holdings, Automile TY, and AMR RE, collectively, the “Borrowers”). The Guarantors and the Borrowers are collectively referred to in this Amendment as the “Obligors.” The Administrative Agent and the Lenders are collectively referred to in this Amendment as the “Credit Parties.” The Borrowers, the Guarantors, and the Credit Parties are collectively referred to as the “Parties.”

RECITALS

The Administrative Agent, the Lenders party thereto, and the Obligors have entered into an Amended and Restated Credit Agreement dated as of October 4, 2017, as amended pursuant to a First Amendment and Waiver dated as of December 15, 2017 (“First Amendment”), a Second Amendment dated as of May 1, 2018 (“Second Amendment”), a Third Amendment dated as of June 29, 2018 (“Third Amendment”), a Fourth Amendment dated as of September 21, 2018 (“Fourth Amendment”), and a Fifth Amendment dated as of February 5, 2019 (“Fifth Amendment,” and the aforesaid Amended and Restated Credit Agreement, as amended pursuant to the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment, collectively, the “Credit Agreement”), and the various other “Credit Documents,” as such term is defined in the Credit Agreement. All terms used in this Amendment without definition shall have the respective meanings given such terms in the Credit Agreement.

Pursuant to Sections 5.08.2(c) and (d) of the Credit Agreement, the Obligors are required to deliver audited financial statements and related financial reporting of GPB Prime and its Subsidiaries no later than one hundred twenty (120)      calendar days after the end of each Fiscal Year. The Obligors failed to timely provide such financial statements for the Fiscal Year 2018 (“Covenant Violation”). The Obligors have requested an extension of the time for delivery of such reporting for their 2018 Fiscal Year until May 31, 2019 (“Audit Extension”). Pursuant to Section 7.01.2(b) of the Credit Agreement, on May 13, 2019, the Administrative Agent delivered and the Borrower Representative received written notice of the Covenant Violation (“Notice Letter”).

In addition, M&T Bank and the Borrowers desire to terminate their Equity Offset Agreements in their existing form and replace all of them with a new provision in the Credit Agreement as set forth below in this Amendment (“Equity Offset Amendment”).

The Administrative Agent and the Required Lenders have agreed to enter into this Amendment with the Obligors in order to provide for the Audit Extension, to amend the Credit Agreement to provide for the Equity Offset Amendment, and to amend the Credit Agreement in certain other respects in connection therewith, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows.

AGREEMENT

Section 1.     Acknowledgment And Reaffirmation Of Obligations. Each of the Obligors acknowledges and affirms that: (a) the Credit Documents are the valid and binding obligation of each of them that is a signatory thereto; (b) the Credit Documents are enforceable in accordance with all stated terms; and (c) none of them has any defenses, claims of offset, or counterclaims against the enforcement of the Credit Documents in accordance with all stated terms.

Section 2.      Amendment And Modification of Credit Agreement. The Credit Agreement is hereby amended as set forth below:

a.             Section 1.02 of the Credit Agreement is hereby amended to add the following additional definitions:

“Floor Plan Interest Reduction” has the meaning provided to such term in Section 2.22 of this Agreement.

“Floor Plan Interest Reduction Balance” has the meaning provided to such term in Section 2.22 of this Agreement.

b.             A new Section 2.22, as set forth below, is hereby added to Article 2 of the Credit Agreement and any and all Equity Offset Agreements outstanding prior hereto between M&T Bank and any Borrowers are hereby terminated and replaced.

Section 2.22.           Floor Plan Interest Reduction Balance.

(a)             Floor Plan Interest Reduction Balance. The Borrower Representative hereby requests and the Administrative Agent hereby establishes for the Borrowers a floor plan aggregate interest reduction payment feature (the “Floor Plan Interest Reduction Balance”). The Floor Plan Interest Reduction Balance does not constitute a deposit account, and the Borrowers shall have no right or interest in any amounts in such Floor Plan Interest Reduction Balance. The Floor Plan Interest Reduction Balance is intended to permit voluntary reductions in the Outstanding Amounts of the Floor Plan Committed Loans under the Floor Plan Facility pursuant to this Agreement and the Floor Plan Notes. Any amounts paid by the Borrowers into the Floor Plan Interest Reduction Balance shall be available for re-advance to the Borrowers only in accordance with this Section 2.22.

(b)            Payments and Advances. The Borrowers may, at their discretion, make payments to the Floor Plan Interest Reduction Balance, which payments shall represent and be deemed to be prepayments of the Floor Plan Committed Loans. So long as there is no continuing Default or Event of Default under this Agreement or the Floor Plan Notes, or any demand for payment of the Floor Plan Committed Loans thereunder, amounts in the Floor Plan Interest Reduction Balance may be re- advanced to the Borrowers upon submission by the Borrowers of a written or electronic request pursuant to Section 2.01 hereof and subject to such other procedures established by the Administrative Agent with respect to the Floor Plan Interest Reduction Balance. Such advances shall be subject to all of the terms, conditions, and limitations set forth in this Section 2.22. Payments into the Floor Plan Interest Reduction Balance are limited to two (2) per Business Day and advances from the Floor Plan Interest Reduction Balance are limited to two (2) per Business Day, with each such transaction to be in an amount of at least $50,000; provided, the Borrowers may request an advance of less than $50,000 if such amount constitutes the entire balance in the Floor Plan Interest Reduction Balance at the time of such request.

(c)             Application to Reduce Principal. For purposes of computing the interest due with respect to Floor Plan Committed Loans, the principal balance outstanding on account of the Floor Plan Committed Loans shall be deemed reduced by the average daily amount as of the close of business on deposit in the Floor Plan Interest Reduction Balance during the period for which interest is being calculated (the “Floor Plan Interest Reduction”) and interest will be determined as set forth in Section 2.05 of this Agreement after giving effect to the Floor Plan Interest Reduction; provided, however, notwithstanding the amount on deposit in the Floor Plan Interest Reduction Balance at any time, the maximum amount of the Floor Plan Interest Reduction under this Section 2.22 shall not exceed an amount equal to 50% of the outstanding principal balance of the Floor Plan Committed Loans for the relevant period. Notwithstanding anything herein to the contrary, the Floor Plan Interest Reduction shall not: (i) subject the affected outstanding principal balances of the Floor Plan Committed Loans to the Floor Plan Commitment Fee, if any, applicable under this Agreement or the Floor Plan Notes; (ii) limit or modify any principal payment requirements; (iii) reduce the amount of the outstanding principal balance of Floor Plan Committed Loans for purposes of determining any remaining availability under the Floor Plan Credit Facility; (iv) be used for the satisfaction of any curtailment requirements; (v) impair the discretion of M&T Bank with respect to M&T Advances (as set forth in Section 2.02 above) or the Administrative Agent discretion with respect to Floor Plan Committed Loan advances; (vi) impair or alter any rights of the Administrative Agent or the Required Lenders to make demand for payment on the terms and conditions as set forth in this Agreement or the Floor Plan Notes; or (vii) modify any other terms set forth elsewhere in this Agreement or the Floor Plan Notes.

(d)             Termination of Floor Plan Interest Reduction Balance. At any time, upon thirty (30) days written notice to the Borrower Representative, the Administrative Agent may terminate the Floor Plan Interest Reduction Balance, unless sooner terminated pursuant to the following sentence of this paragraph. The Administrative Agent may terminate the Floor Plan Interest Reduction Balance without prior notice upon the occurrence and during the continuance of any Default or an Event of Default, or upon demand having been made by the Administrative Agent or the Required Lenders for immediate payment in full of the Floor Plan Committed Loans on the terms and conditions set forth in this Agreement. Upon any such termination of the Floor Plan Interest Reduction Balance, the amounts held therein shall be (i) applied to the payment of the Floor Plan Committed Loans or other Obligations as set forth in Section 8.05 of this Agreement, or (ii) so long as no Default or Event of Default shall have occurred and be continuing, at the option of the Borrower Representative on behalf of the Borrowers, remitted to the Borrower Representative.

(e)             Administrative Agent’s Records Conclusive. No failure by the Administrative Agent in accounting for the Floor Plan Interest Reduction Balance or Floor Plan Interest Reduction shall affect the obligations of the Borrowers’ to pay in full the principal and interest on account of the Floor Plan Committed Loans and all other Obligations of the Borrowers to the Credit Parties. The records of the Administrative Agent with respect to the Floor Plan Interest Reduction Balance and calculation of the Floor Plan Interest Reduction shall be conclusive.

c.            Section 7.01 of the Credit Agreement is hereby amended to add a new Section 7.01.15, as set forth below:

Section 7.01.15. Change in Management. The occurrence (voluntary or involuntary) of any event resulting in David Rosenberg (“Rosenberg”) ceasing to be the chief executive officer, president or sole manager (as applicable) of all Loan Parties, unless, within 60 days after such occurrence, a replacement for Rosenberg has been appointed by GPB Prime and approved by all of the respective Manufacturers.

Section 3.      Confirmation as to Certain Restricted Payments. For the avoidance of doubt, it is hereby confirmed and agreed that “Restricted Payments,” as defined in the Credit Agreement, include, without limitation, any put, redemption, or equity recapture options or agreements (whether or not exercised, and including any cash payments of accrued interest thereon) held by or for the benefit of David Rosenberg or any other Person included in the Rosenberg Group, and no such Restricted Payments shall be made by any of the Loan Parties without the prior written consent of the Required Lenders.

Section 4.       Contingency and Succession Plan. As soon as available and, in any event, within thirty (30) days from the Effective Date, GPB Prime shall provide to the Administrative Agent and the Lenders a written contingency and succession plan, in form and substance reasonably acceptable to the Administrative Agent, including the steps and procedure which the board of directors of GPB Prime would take to appoint a replacement executive in the event of an occurrence described in Section 7.01.15 of the Credit Agreement.

Section 5.      Annual Financial Statements. For the 2018 Fiscal Year only, the Required Lenders hereby agree to allow the Audit Extension; provided, however, the Notice Letter shall remain in effect unless the annual financial statements required under Sections 5.08.2(c) and (d) of the Credit Agreement are provided to the Administrative Agent and the Lenders on or before May 31, 2019.

Section 6.      Representations And Warranties. As an inducement to the Credit Parties to enter into this Amendment and to agree to the amendments and modifications set forth herein, each of the Obligors make the following representations and warranties to the Credit Parties:

Section 6.1. Authority And Good Standing. Each of them has the power to enter into this Amendment and to perform all of its obligations hereunder. Each of the Obligors: (a) has duly authorized the entry into and performance of this Amendment; (b) is in good standing in the jurisdiction of its organization; and (c) is duly licensed or qualified and in good standing in all jurisdictions where the property owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

Section 6.2. Accuracy Of Information. All information and data submitted by or on behalf of the Obligors in connection with this Amendment and the transactions contemplated herein are true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

Section 6.3. Pending Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any of the Obligors threatened, against any Obligor or any assets of any Obligor, the adverse determination of which would be reasonably expected to have a Material Adverse Effect. No judgments have been entered against any of the Obligors which would result in an Event of Default under Section 7.01.5 of the Credit Agreement.

Section 6.4. Events of Default. No Defaults or Events of Default exist.

Section 7.      Further Assurances. Each of the Obligors agrees to execute and deliver to the Administrative Agent such documents as may, from time to time, be reasonably requested by the Administrative Agent in order to amend and modify the Credit Agreement and the other Credit Documents as contemplated by this Amendment.

Section 8.      No Novation; No Refinance; No Impairment of Security Interest. It is the intent of each of the Parties hereto that nothing contained in this Amendment shall be deemed to effect or accomplish or otherwise constitute a novation of any of the Loans or the Credit Documents or of any of the obligations owed by any of the Obligors to the Credit Parties or to be a refinance of any of the Obligations. This Amendment shall not release, limit or impair in any way the effectiveness and priority of the security interests, mortgages, pledges, assignments, and other Liens in the Collateral granted, described, and provided in the Credit Agreement and the other Credit Documents for the benefit of the Secured Parties as security for the Obligations, all of which security interests, mortgages, pledges, assignments, and other Liens shall continue unimpaired in full force and effect and are hereby ratified and confirmed.

Section 9.      Limited Amendment and Consent. Except to the extent amended pursuant to Section 2 of this Amendment, all of the terms, covenants, conditions, and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Obligors which is a party thereto. Nothing herein shall constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents, and each of the Obligors hereby ratifies and confirms all of the Credit Documents to which it is a party, after giving effect to all amendments set forth in Section 2 hereof. No failure or delay by any of the Credit Parties in the exercise or enforcement of any of their rights under the Credit Agreement or any other Credit Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. Any such consent or waiver must be specific and in writing to be binding upon the Credit Parties and no such consent or waiver shall constitute, unless specifically so expressed in writing by the Administrative Agent, a future consent to, or waiver of, performance or exact performance by the Obligors. No consent, amendment, waiver, or other agreement hereunder shall constitute a course of dealing.

Section 10.     Enforceability. This Amendment shall inure to the benefit of and be enforceable against each of the Parties and their respective successors and assigns.

Section 11.    Reimbursement of Administrative Agent’s Expenses. The Borrower Representative agrees to reimburse to the Administrative Agent on or before the Effective Date and as a condition precedent to all agreements of the Credit Parties hereunder, all outstanding Credit Party Expenses incurred by the Administrative Agent and presently invoiced in an amount equal to $47,750.10, and promptly upon receipt of an invoice therefor, all other Credit Party Expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Amendment, and all other expenses incurred by the Administrative Agent as of that date in connection with the consummation of the transactions and matters described herein.

Section 12.     Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This Amendment shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the State of New York (“Governing State”). Each of the Parties irrevocably consents to the non-exclusive jurisdiction of the courts of the Governing State sitting in New York County and the United States District Court for the Southern District of New York, and any appellate court from any thereof. Each of the Parties agrees that venue shall be proper in any State court of the Governing State sitting in New York County or in any United States District Court for the Southern District of New York and waives any right to object to the maintenance of a suit in any of such state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

Section 13.  RELEASE. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH OF THE OBLIGORS FOREVER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS), ARISING OUT OF A COMMISSION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS EXISTING OR OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE, WHICH ANY OF THE OBLIGORS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY SUCH CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE CREDIT DOCUMENTS, THIS AMENDMENT OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL SUCH CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

Section 14.    Counterparts And Delivery. This Amendment may be executed and delivered in counterparts, (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment electronically or via facsimile shall be just as effective as the delivery of a manually executed counterpart of this Amendment.

Section 15.    Waiver of Jury Trial. All Parties to this Amendment waive the right to a trial by jury in any action brought to enforce or construe this Amendment or which otherwise arises out of or relates to this Amendment or the transactions contemplated herein.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement:

IN WITNESS WHEREOF, the Parties have executed this Amendment with the specific intention of creating a document under seal to be effective as of the date first above written.

GPB PRIME:

GPB PRIME HOLDINGS, LLC,
a Delaware Limited Liability Company

By:	/s/ David Gentile
Name: David Gentile
Title: Manager

PARENT HOLDINGS GUARANTOR:

AUTOMILE PARENT HOLDINGS, LLC,
a Delaware limited liability company

By:
David Rosenberg,
President

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement - Continued:

BORROWERS:

AUTOMILE TY HOLDINGS, LLC,	HANOVER AUTOMOTIVE HOLDINGS, LLC,
AMR AUTO HOLDINGS – TY, LLC,	AMR AUTO HOLDINGS – SM, LLC,
AMR AUTO HOLDINGS – TH, LLC,	AMR AUTO HOLDINGS – VS, LLC,
AMR AUTO HOLDINGS – TO, LLC,	AMR AUTO HOLDINGS – NC, LLC,
AMR AUTO HOLDINGS – LN, LLC,	AMR AUTO HOLDINGS – PO, LLC,
LUPO LLC,	AMR AUTO HOLDINGS – LH, LLC,
AUTOMILE HOLDINGS, LLC,	AMR AUTO HOLDINGS – LC, LLC,
AMR AUTO HOLDINGS – MW, LLC,	AMR AUTO HOLDINGS – SH, LLC,
AMR AUTO HOLDINGS – PA, LLC,	AMR AUTO HOLDINGS – CH, LLC,
AMR AUTO HOLDINGS – AC, LLC,	PRIME FLIP, LLC,
AMR AUTO HOLDINGS – ACII, LLC,	AMR AUTO HOLDINGS – JS, LLC,
AMR AUTO HOLDINGS – HN, LLC,	AMR AUTO HOLDINGS – MINR, LLC,
AMR AUTO HOLDINGS – MH, LLC,	AMR AUTO HOLDINGS – MN, LLC,
AMR AUTO HOLDINGS – SB, LLC,	AMR AUTO HOLDINGS – VWN, LLC,
AMR AUTO HOLDINGS – HD, LLC,	AMR AUTO HOLDINGS – BN, LLC,
AMR AUTO HOLDINGS – FA, LLC,	AMR AUTO HOLDINGS – BR, LLC,
AMR AUTO HOLDINGS – VH, LLC,	AMR AUTO HOLDINGS – HNR, LLC,
AMR AUTO HOLDINGS – MM, LLC,	AMR AUTO HOLDINGS – WPWN, LLC,
AMR AUTO HOLDINGS – SN, LLC,	Each a Delaware limited liability company
AMR AUTO HOLDINGS – BG, LLC,
SACO AUTO HOLDINGS – FLMM, LLC,
SACO AUTO HOLDINGS – HN, LLC,	By:
SACO AUTO HOLDINGS – VW, LLC,	David Rosenberg,
SAWDRAN, LLC,	Manager
STARETZ, LLC,
Each a Delaware limited liability company

AMR AUTO DISTRIBUTORS INC.,	AMR REAL ESTATE HOLDINGS, LLC,
A Massachusetts corporation	A Delaware limited liability company

By:	By:
David Rosenberg,	David Rosenberg,
President	Manager

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement: – Continued:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY,
A New York Banking Corporation,
In Its Capacity as Administrative Agent

By:
John E. Brissette,
Vice President

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY,
A New York Banking Corporation,
As a Lender

By:
John E. Brissette,
Vice President

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement: – Continued:

LENDER:

SUNTRUST BANK,
As a Lender

By:
Name:
Title:

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement: – Continued:

LENDER:

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
As a Lender

By:
Name:	Michele Nowak
Title:	Credit Director, National Accounts

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement: – Continued:

LENDER:

[*****] MOTOR CREDIT CORPORATION,
As a Lender

By:
Name:
Title:

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement: – Continued:

LENDER:

NYCB SPECIALTY FINANCE COMPANY, LLC,
a wholly owned subsidiary of New York Community Bank,
As a Lender

By:
Name: Mark C. Mazmanian
Title: First Senior Vice President

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement: – Continued:

LENDER:

KEYBANK NATIONAL ASSOCIATION,
As a Lender

By:
Name:
Title:

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement: – Continued:

LENDER:

TD BANK, N.A.,
As a Lender

By:
Name:
Title:

Signature Page To Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement: – Continued:

LENDER:

VW CREDIT, INC.,
As a Lender

By:
Name:
Title: